[BRIDGEWAY LOGO]


December Quarter Semi-annual Report

February 20, 2001

Dear Fellow Micro-Cap Limited Shareholder,

Amid the general market correction and NASDAQ Composite Index rout of the December quarter, our Portfolio declined only 6.7%. Don't get me wrong, I don't like negative returns, but we still beat each of our market and peer benchmarks in the quarter (and year, and since inception). Over the last year, we beat our primary market benchmark by 19%, almost keeping up with the stellar cumulative rate prior to that time. Overall, I am very pleased with our performance.

Performance Summary

TRANSLATION: We definitely shared in the technology rout of the December quarter, but still significantly beat our primary market and peer group benchmarks. From another perspective, this quarter was our third best quarter yet on a relative basis, outperforming the CRSP Index of micro-cap companies by 12.5%! On the strength of the three previous quarters, we had a positive and favorable calendar year 2000, up 6.0% versus declines for each of our benchmarks.

The table below presents our December quarter, one year, and life-to-date financial results according to the formula required by the SEC. The graph presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on July 1, 1998.

                                     December Qtr.     1 Year      Inception-to-Date
                                       10/1/00         1/1/00            7/1/98
                                     to 12/31/00     to 12/31/00      to 12/31/00(4)
                                     -----------     -----------   -----------------
Micro-Cap Limited Portfolio              (6.7)%          6.0%            23.8%
Lipper Small-Cap Stock Funds(1)         (13.6)%         (6.6)%            8.7%
Russell 2000 Index(2)                    (6.9)%         (3.0)%            3.6%
CRSP Cap-Based Portfolio 9 Index(3)     (19.2)%        (12.9)%            2.1%

(1) The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc.(2) The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested.(3) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 863 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (4) Life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 6/30/98 TO 12/31/00]

Detailed Explanation of Quarterly Performance

TRANSLATION: Our above average exposure to energy helped our performance in the December quarter. Apart from this, no one industry or sector carried the Portfolio. Our top performers ran the spectrum from computers to pharmaceuticals to home builders to retail to services. It was more a "stock picker's" quarter, and our stock picking models made the grade.

Let's look at the stocks that contributed the most toward softening the blow of an otherwise very bad quarter:

Rank    Description                         Industry                      % Gain
----    -----------                         --------                      ------
 1      Carreker Corp.                      Computers                     78.2%
 2      Taro Pharmaceuticals Industries     Pharmaceuticals               73.8%
 3      Meritage Corp.                      Home Builders                 60.6%
 4      Denbury Resources Inc.              Oil & Gas Producers           57.1%
 5      KEY Production Company Inc.         Oil & Gas Producers           52.1%
 6      Lightbridge Inc.                    Telecommunications            50.3%
 7      Landry's Seafood Restaurant         Retail                        45.9%
 8      Belco Oil & Gas Corp.               Oil & Gas Producers           40.1%
 9      Prosofttraining.com                 Commercial Services           38.9%

Our top-performing company, Carreker Corporation, provides various back office and Internet-enabling solutions for the financial services industry, both in the United States and internationally. We originally purchased this stock in August 1999, and for almost one year the price was basically flat. This company has had four years of relentless earnings growth, but stock price has just recently caught up with the favorable "fundamentals." Our patience was paid off. As our top-performing company and our fourth largest position at the end of December quarter, it contributed the most to our quarterly performance in the absolute value.

Detailed Explanation of Quarterly Performance--What Didn't Go Well

TRANSLATION: If it was technology, it probably had a rough quarter. Glad we didn't own any more.

Of course, with a negative quarter, there were more declining stocks than positive ones. Small Internet stocks were particularly hard hit. A number of them plummeted during the calendar year from small-cap status to micro-cap, right on down to ultra-small. On December 31, 204 of the roughly 2000 ultra-small stocks were Internet related. Three of our worst-performing five and five of our worst-performing ten stocks were Internet related. Here's the full list:

Rank    Description                     Industry                        % Loss
----    -----------                     --------                        ------
 1      ImageX.com Inc.                 Internet-Computers              (74.1)%
 2      Interdent Inc.                  Commercial Services             (73.3)%
 3      IdeaMall Inc.                   Internet-Retail                 (66.7)%
 4      Unify Corp.                     Internet-Software               (62.8)%
 5      General Magic Inc.              Software                        (53.6)%
 6      PW Eagle Inc.                   Miscellaneous Manufacturers     (51.2)%
 7      EarthWeb Inc.                   Internet                        (50.3)%
 8      NUR Macroprinters Ltd.          Computers                       (43.9)%
 9      1-800 Contacts Inc.             Internet                        (40.4)%
10      Candela Corp.                   Healthcare-Products             (40.4)%

And now, a question and update: How does our worst-performing stock become a winner? ImageX.com at the top of the preceding table is an Internet company that provides electronic solutions for managing


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

custom printed business materials over the Internet. It was incorporated in August 1995 and became publicly traded in August 1999. After reaching its peak of $45.00 a share on the last day of the year 1999, the price of this stock had dropped down to $4 at our first purchase in November. It closed the calendar year at less than $1, a decline of 74%. The stock price was significantly less that the value of the company's bank balance, however. We continued purchasing the stock during the "dip," so that our average cost of shares is now $1.30. So far into 2001, this action has worked well. The recent price was $2.30, and we think the company stands a good chance of surviving to profitability... but the jury's still out.

Detailed Explanation of Calendar Year Performance

TRANSLATION: Our list of best performing stocks for the calendar year looks similar to that for the quarter, somewhat magnified. Carreker Corporation was also our top performer for the year. Our energy holdings really helped offset the damage done by some of our technology holdings. Five of the top ten were from the oil and gas industry.

Here's our list of 23 stocks that appreciated more than 50% during the year:

Rank    Description                             Industry                  % Gain
----    -----------                             --------                  ------
  1     Carreker Corp.                          Computers                 283.4%
  2     KEY Production Company Inc.             Oil & Gas Producers       195.7%
  3     Taro Pharmaceuticals Industries         Pharmaceuticals           114.2%
  4     Patina Oil & Gas Corp.                  Oil & Gas Producers       110.7%
  5     Denbury Resources Inc.                  Oil & Gas Producers        98.6%
  6     Engle Homes Inc.                        Home Builders              98.3%
  7     Clayton Williams Energy Inc.            Oil & Gas Producers        89.5%
  8     Belco Oil & Gas Corp.                   Oil & Gas Producers        88.7%
  9     ICU Medical Inc.                        Healthcare-Products        86.8%
 10     Petco Animal Supplies Inc.              Retail                     83.3%
 11     Richardson Electronics Ltd.             Semiconductors             83.3%
 12     Remington Oil & Gas Corp.               Oil & Gas Producers        82.6%
 13     Actrade Financial Technologies Ltd.     Commercial Services        78.5%
 14     SCP Pool Corp.                          Distribution/Wholesale     73.8%
 15     Christopher & Banks Corp.               Retail                     73.6%
 16     Piercing Pagoda Inc.                    Retail                     67.8%
 17     Shuffle Master Inc.                     Entertainment              65.6%
 18     Meritage Corp.                          Home Builders              61.7%
 19     IBERIABANK Corp.                        Banks                      58.2%
 20     M/I Schottenstein Homes Inc.            Home Builders              55.4%
 21     Arkansas Best Corp.                     Transportation             52.6%
 22     Wilsons The Leather Experts             Retail                     51.5%
 23     Lightbridge Inc.                        Telecommunications         50.3%

The list of worst-performing stocks was ugly, but shorter. Unify and IdeaMall made plenty of money for the Portfolio in late 1998 and 1999, only to give back a portion of these returns. (Fortunately, we had trimmed them at higher levels, so we still made money with both of them.) These two stocks demonstrate the advantage of the risk portions of our models: we tend to trim if the price goes up so far that the downside risk increases. Here are the fifteen stocks that declined at least 50%:

Rank    Description                         Industry                    % Loss
----    -----------                         --------                    ------
  1     Unify Corp.                         Software                    (96.8)%
  2     IdeaMall Inc.                       Retail                      (84.6)%
  3     Interdent Inc                       Commercial Services         (84.5)%


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

  4     Railworks Corp                      Transportation              (75.7)%
  5     ImageX.com Inc.                     Computers                   (74.1)%
  6     VDI MultiMedia                      Media                       (67.3)%
  7     Cyberian Outpost Inc                Internet                    (63.3)%
  8     PW Eagle Inc.                       Miscellaneous Manufact.     (62.5)%
  9     Titan Corp.                         Aerospace/Defense           (61.7)%
 10     Steven Madden Ltd.                  Apparel                     (55.7)%
 11     Power Integrations Inc.             Semiconductors              (54.9)%
 12     General Magic Inc.                  Software                    (53.6)%
 13     Good Guys Inc.                      Retail                      (51.8)%
 14     EarthWeb Inc.                       Internet                    (50.3)%
 15     Steel Technologies Inc.             Iron/Steel                  (50.0)%

Top Ten Holdings

Our December quarter top ten holdings reflect some of the quarterly gains. Three of ten companies are in the oil and gas industry. None of them represent as much as 5% of the Portfolio, reflecting improved diversification. Here are the Portfolio's top ten holdings at the end of December.

                                                                      Percent of
Rank    Description                      Industry                     Net Assets
----    -----------                      --------                     ----------
 1      1-800 Contacts Inc.              Internet                        4.7%
 2      Patina Oil & Gas Corp.           Oil & Gas Producers             4.2%
 3      Arkansas Best Corp.              Transportation                  3.4%
 4      Carreker Corp.                   Computers                       3.2%
 5      Corsair Communications Inc.      Telecommunications              3.1%
 6      Chico's FAS Inc.                 Retail                          2.8%
 7      Remington Oil & Gas Corp.        Oil & Gas Producers             2.7%
 8      KEY Production Company Inc.      Oil & Gas Producers             2.3%
 9      Applied Films Corp.              Miscellaneous Manufacturers     2.2%
10      Meritage Corp.                   Home Builders                   2.0%
                                                                        -----
                       Total                                            30.5%

Our top holding, 1-800-Contacts is a direct marketer of contact lenses. The company sells most of the popular brands through its web site and toll-free telephone number. This stock was our largest holding a quarter ago (even after substantial trimming), though it declined about 40% during the December quarter.

Which Fund Family Had the Best Returns in 2000?

In an article on January 16, Investor's Business Daily reported the rankings of the top 20 fund families based on the asset-weighted returns of their diversified stock funds. Who won?

Who cares? Bridgeway beat them all. Bridgeway beat them all in 1999, too. I haven't figured out why these reporters are so obsessed with the largest fund companies. I guess they think most people want to be a part of "the pack" following the pied piper.

"We too were caught up ..."

TRANSLATION: If you "get married" to one segment of the market, you can expect to do well when it does well and poorly when it does poorly. This is true of technology stocks, and I believe to a lesser extent, also micro-cap stocks. For most people, this Portfolio is most appropriate as a "high octane" (read

"volatile") investment engine or diversifier (read "minority holding") within a portfolio of long-term investments.

The following quote is from a portfolio manager at one of the largest and most respected fund families that had made a name for itself in growth and technology stocks over the last few years:

              "We too, were caught up in the over-enthusiasm for tech."

Needless to say, this fund group, which looked like the market heroes in the late 90's amid an awesome run of large growth companies, wasn't sitting so pretty at the end of 2000. This part makes sense to me; if you fall in love with one segment of the market, you can expect to do better than your peers when that part is doing well and worse when it is doing poorly. Upon reflection, the quote above caught my attention. One of Bridgeway's strengths is that we don't get overenthusiastic about technology, the Internet, or any other sector. Within the constraints of our specific micro-cap objective, we're just trying to pick one good stock at a time, and we let the models take emotion out of the process. Our process and use of stock picking models looks just the same when the market is going up as when it's coming down. The time I get most concerned isn't typically when the market has dropped 30 or 40%; it's when our risk measures indicate that we have too much exposure to an individual stock or sector. This overexposure, or concentration, tends to happen when a stock or an industry is going gangbusters. So my "anxiety meter" is typically higher when the market is high, not low.

I spent a half hour recently trying to reassure a friend who had made some excellent savings and investment decisions over the last decade and who is now losing sleep. The one mistake he did make was falling in love exclusively with technology and growth stocks. Even with the carnage of 2000, his portfolio is not doing too badly, considering the full course of the last decade. My advice to him is the same I've repeated in my letters over the years: 1) Put short-term money (money you may need to spend in the short-term) and some emergency money (enough to cover a "rainy day" or rainy year) in short-term, low volatility instruments, like a short-term bond fund. 2) Put long-term money (money you expect to spend much later) in long-term instruments, like a diversified portfolio of stocks. 3) Pay attention to taxes, but don't let them be the primary driver of your investment plan. (Avoiding tax sheltering limited partnerships in the 70's would have been wise, I believe; however, considering a tax efficient fund for a taxable account is probably a good idea.) 4) Forget about the rule of thumb, "You can spend the interest and dividends, but don't touch principal." I think a better plan is to think about an appropriate level of annual redemptions regardless of whether it comes from "principal," income, or appreciation. In a diversified portfolio based on 75% stocks and 25% short-term bonds, I believe 4 to 5% is conservative and relatively safe. 5) No investment is 100% safe. If you retired in 1940, having just lived through the Great Depression, putting your retirement nest egg in Treasury Bills appeared to be a safe strategy. Over the next 10 years (including reinvesting interest) they lost 41% of their purchase power due to inflation. How safe was that? Diversification would have been a better plan. 6) Have a plan that includes diversification, write it down (maybe have someone review it), and then stick with it. Most of the mistakes that I see people make with investments could be avoided by following these points.

Please don't consider anything in this section as investment advice. It's philosophy. I don't know the specifics of your financial picture, and no "canned advice" applies in all situations.

Expenses

TRANSLATION: The Securities and Exchange Commission is considering requiring funds to report actual dollar expenses to their shareholders. We'll take a "first shot" at it here. Overall, I believe our expenses are reasonable compared to the average of funds investing in similar size companies. (They are, however, more expensive than funds investing in much larger companies.) If you take our performance into consideration, I think our expenses are particularly attractive.

There has been considerable industry discussion surrounding a proposal by the SEC to require funds to report actual investment expenses at the shareholder level. Thus, instead of just reporting an expense ratio, funds would calculate your actual dollars of expenses over the last year. While this gets complicated with additions and withdrawals, it's pretty easy to calculate if you just count an investment held from the beginning to the end of the year. If you hold a $1,000 investment at calendar year end, you paid $18.54 in fund expenses during the year. You can use this number to calculate your own expenses, assuming no contributions or withdrawals in 2000. For example, if your account had $8,267 at the end of December, you paid $153.27 in expenses in 2000.

                                    2000       Current    Average Micro-      "If we had
                                   Actual    Annualized      Cap Fund       Their Performance"
                                   ------    ----------   --------------    ------------------
Expense Ratio                         1.9%       1.90%        2.28%               1.46%
$ of expenses per $1000              6.00%         na        (0.50)%                na
     of 12/31/00 account balance   $18.54      $18.54       $22.24              $14.24

The first column is the actual experience in calendar year 2000. The second column is the annualized number, based on current experience. The third are the same figures for the average of domestic equity funds with a median market capitalization less than $250 million. The fourth column is interesting, but rather esoteric. It states what expenses for Bridgeway Micro-Cap Limited would have been if we had the historical performance (average annual return) of the average micro-cap fund over the last three years. This is a rather contrived number, insofar as our fund only has two and a half years of history, not three. Nevertheless, it demonstrates the significance of our performance-based fee. You may recall that our performance-based management fee can be as low as 0.2% or as high as 1.6% depending on our performance relative to our primary market benchmark. The average "micro-cap" domestic equity fund approximated the return of our CRSP "9" market benchmark over the last three years. With this performance, our management fee would have been 0.9% instead of 1.6%, and our total expense ratio would have been only 1.46% (based on our current size and cost profile). We think Bridgeway Micro-Cap Limited is one of the few funds in the industry about which you can say long-term, "You get what you pay for."

Disclaimer

The following is a reminder from the friendly folks at Bridgeway Fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2000; security positions can and do change thereafter.

Conclusion

As always, I appreciate your feedback. We take shareholder comments seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

Sincerely,


/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 2000

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
Common Stock - 69.1%
     Apparel - 0.4%
               McNaughton Apparel Group Inc.*            4,800           $ 51,000
               Oshkosh B'gosh Inc.                       5,300             98,050
                                                                      -----------
                                                                          149,050
     Banking - 1.9%
               CCBT Financial Companies Inc.             5,000             94,063
               IBERIABANK Corp.                         20,800            452,400
               Wintrust Financial Corp. *               12,000            191,250
                                                                      -----------
                                                                          737,713

     Biotechnology - 0.3%
               Embrex Inc. *                             8,300            127,613

     Building Materials - 2.0%
               Aaon Inc. *                              14,700            260,006
               Butler Manufacturing Company             19,100            483,469
                                                                      -----------
                                                                          743,475
     Chemicals - 0.3%
               Quaker Chemical Corp.                     5,800            109,113

     Commercial Services - 0.4%
               Interdent Inc. *                          4,500              5,625
               Prosofttraining.com *                    10,700            129,738
                                                                      -----------
                                                                          135,363
     Computers - 3.6%
               Carreker Corp. *                         35,000          1,216,250
               ImageX.com Inc. *                        65,000             67,031
               NUR Macroprinters Ltd. *                 10,000             75,000
                                                                      -----------
                                                                        1,358,281
     Distribution and Wholesale - 0.3%
               SCP Pool Corp. *                          3,750            112,734

     Diversified Financial Services - 0.2%
               World Acceptance Corp. *                 13,400             73,700

     Electronics - 0.6%
               Cubic Corp.                               8,600            220,913

     Entertainment - 1.1%
               Shuffle Master Inc. *                    27,300            433,388

     Gas - 2.3%
               Cascade Natural Gas Corp.                18,500            348,031
               SEMCO Energy Inc.                        33,900            527,569
                                                                      -----------
                                                                          875,600
     Healthcare Products - 0.6%
               ICU Medical Inc. *                        7,600            228,950

     Healthcare Services - 0.3%
               Magellan Health Services *                8,600             38,163
               Radiologix Inc. *                        12,100             60,500
                                                                      -----------
                                                                           98,663
     Home Builders - 3.4%
               M/I Schottenstein Homes Inc.             21,200            512,775
               Meritage Corp. *                         20,900            773,300
                                                                      -----------
                                                                        1,286,075

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----

         Home Furnishings - 0.6%
                   Chromcraft Revington Inc. *            7,800          $ 78,000
                   Salton Inc. *                          7,900           163,431
                                                                      -----------
                                                                          241,431
         Internet - 5.9%
                   1-800 Contacts Inc. *                 62,500         1,789,063
                   EarthWeb Inc. *                       17,500           129,063
                   Onesource Information Service *        9,800            75,950
                   Register.com *                        32,500           227,500
                                                                      -----------
                                                                        2,221,576
         Leisure Time - 0.2%
                   Navigant International Inc. *          9,200            74,750

         Machinery - Diversified - 0.2%
                   Chart Industries Inc. *               18,000            77,625

         Manufacturing - 2.2%
                   Applied Films Corp. *                 40,000           817,500

         Oil & Gas Producers - 13.7%
                   Belco Oil & Gas Corp. *               14,000           174,125
                   Bellwether Exploration
                      Company *                          38,000           323,000
                   Callon Petroleum Company *             2,900            48,394
                   Clayton Williams Energy Inc. *        14,700           396,900
                   Denbury Resources Inc. *              35,000           385,000
                   Holly Corp.                           20,800           390,000
                   KEY Production Company Inc. *         26,500           889,406
                   Patina Oil & Gas Corp.                65,700         1,576,800
                   Remington Oil & Gas Corp. *           79,000         1,027,000
                                                                      -----------
                                                                        5,210,625
         Pharmaceuticals - 1.2%
                   Taro Pharmaceuticals Industries *     15,100           469,044

         Pipelines - 1.2%
                   Kaneb Services Inc. *                 80,000           470,000

         Retail - 10.6%
                   Blair Corp.                           14,600           271,925
                   Champps Entertainment Inc. *          40,000           275,000
                   Chico's FAS Inc. *                    50,200         1,047,925
                   Christopher & Banks Corp. *           17,250           486,234
                   Gadzooks Inc. *                       17,800           262,550
                   Gart Sports Company *                  5,800            58,000
                   Group 1 Automotive Inc. *             17,600           165,000
                   IdeaMall Inc. *                       29,500            33,188
                   Landry's Seafood Restaurant           28,000           278,250
                   Lithia Motors Inc. *                  16,900           210,194
                   Movado Group Inc.                     42,000           640,500
                   VICORP Restaurants Inc. *             17,000           301,750
                                                                      -----------
                                                                        4,030,516

         Semiconductors - 3.8%
                   Richardson Electronics Ltd.           51,300           705,375
                   Trikon Technologies Inc. *            72,000           720,000
                                                                      -----------
                                                                        1,425,375

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 2000


     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
     Software - 2.9%
               Ansys Inc. *                             51,000       $    573,750
               General Magic Inc. *                     40,000             56,250
               Sunquest Information Systems *           54,100            483,519
                                                                      -----------
                                                                        1,113,519
     Telecommunications - 5.3%
               Comtech Telecommunications *             36,900            574,256
               Corsair Communications Inc. *           163,700          1,166,363
               Lightbridge Inc. *                       21,000            275,625
                                                                      -----------
                                                                        2,016,244

     Transportation - 3.6%
               Arkansas Best Corp. *                    70,200          1,285,538
               Railamerica Inc. *                        9,800             76,869
                                                                      -----------
                                                                        1,362,407
                                                                      -----------

     Total Common Stock (Identified Cost $20,634,617)                $ 26,221,243

Short-term Investments - 26.9%
     Money Market Funds - 26.9%
               Expedition Money Market Fund            843,558            843,558
               Federated Money Market Prime
                  Obligations Fund                     843,558            843,558
               Federated Money Market Trust
                  Fund                                 843,558            843,558
               Federated Prime Obligations
                  Fund                                 843,558            843,558
               SEI Daily Income Trust Money
                  Market Fund                        6,000,000          6,000,000

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
         Money Market Funds, continued
                   SEI Daily Income Trust Prime
                      Obligations Fund                  843,558      $    843,558
                                                                      -----------
                                                                       10,217,790
                                                                      -----------
         Total Short-term Investments

                   (Identified Cost $10,217,790)                     $ 10,217,790
                                                                      -----------

     Total Investments - 96.0%                                       $ 36,439,033

     Other Assets and Liabilities, net - 4.0%                           1,513,967
                                                                      -----------

     Total Net Assets - 100.0%                                       $ 37,953,000
                                                                     ============


     * Non-income producing security as no dividends were paid during the period from July 1, 2000 to December 31, 2000.

     ** The aggregate identified cost on a tax basis is $30,852,407. Gross unrealized appreciation and depreciation were$7,443,140 and $1,856,524, respectively, or net unrealized appreciation of $5,586,626.

     See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2000

ASSETS:
      Investments at value (cost - $24,852,407)       $36,439,033
      Cash                                              1,737,311
      Receivable for investments sold                      98,825
      Receivable for shares sold                           43,477
      Receivable for interest                               5,071
      Receivable for dividend                              13,858
      Prepaid expenses                                     10,290
      Deferred organization costs                           4,825
                                                      -----------
            Total assets                               38,352,690
                                                      -----------
LIABILITIES:
      Payable for shares redeemed                           2,502
      Payable for investments purchased                   304,630
      Payable for management fee                           45,657
      Accrued expenses                                     46,901
                                                      -----------
            Total liabilities                             399,690
                                                      -----------
      NET ASSETS (4,924,193 SHARES OUTSTANDING)       $37,953,000
                                                      ===========
      Net asset value, offering and redemption
        price per share ($37,953,000 / 4,924,193)     $      7.71
                                                      ===========
NET ASSETS REPRESENT:
      Paid-in capital                                 $32,146,629
      Undistributed net realized gain                     219,745
      Net unrealized appreciation of investments        5,586,626
                                                      -----------
      NET ASSETS                                      $37,953,000
                                                      ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2000

INVESTMENT INCOME:
      Dividends                                      $    71,497
      Interest                                            43,058
                                                     -----------
            Total income                                 114,555
                                                     -----------

EXPENSES:
      Management fees                                    210,096
      Accounting fees                                     72,672
      Audit fees                                           4,488
      Custody                                              7,098
      Amortization of organization costs                     961
      Insurance                                            1,345
      Legal                                                1,092
      Registration fees                                    7,155
      Directors' fees                                        639
      Miscellaneous                                          232
                                                     -----------
            Total expenses                               305,778
      Less fees waived                                   (52,500)
                                                     -----------
            Net expenses                                 253,278
                                                     -----------

NET INVESTMENT LOSS                                     (138,723)
                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

      Net realized gain on investments                   219,745
      Net change in unrealized appreciation              854,416
                                                     -----------
      Net realized and unrealized gain                 1,074,161
                                                     -----------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS     $   935,438
                                                     ===========


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                        Six months ended       Year ended
INCREASE (DECREASE) IN NET ASSETS:                      December 31, 2000    June 30, 2000
OPERATIONS:
      Net investment loss                                 $   (138,723)       $   (225,867)
      Net realized gain on investments                         219,745           2,185,700
      Net change in unrealized appreciation                    854,416           1,966,454
                                                          ------------        ------------
          Net increase resulting from operations               935,438           3,926,287
                                                          ------------        ------------
      Distributions to shareholders:
          From net investment income                                 0                   0
          From realized gains on investments                (1,328,363)           (630,189)
                                                          ------------        ------------
            Total distributions to shareholders             (1,328,363)           (630,189)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                          15,051,711          11,526,263
      Reinvestment of dividends                                883,140             616,403
      Cost of shares redeemed                               (2,362,071)         (4,597,635)
                                                          ------------        ------------
          Net increase from Fund share transactions         13,572,780           7,545,031
                                                          ------------        ------------
          Net increase in net assets                        13,179,855          10,841,129
NET ASSETS:
      Beginning of period                                   24,773,145          13,932,016
                                                          ------------        ------------
      End of period                                       $ 37,953,000        $ 24,773,145
                                                          ============        ============

Number of Fund shares:
      Sold                                                   1,943,131           1,544,871
      Issued on dividends reinvested                           124,211              91,184
      Redeemed                                                (294,268)           (667,168)
                                                          ------------        ------------
          Net increase                                       1,773,074             968,887
      Outstanding at beginning of period                     3,151,119           2,182,232
                                                          ------------        ------------
      Outstanding at end of period                           4,924,193           3,151,119
                                                          ============        ============


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                    Six months ended     Year ended        Year ended      June 22, 1998* to
                                                   December 31, 2000   June 30, 2000     June 30, 1999      June 30, 1998
PER SHARE DATA
      Net asset value,
           beginning of period                        $      7.86       $      6.38       $      5.00          $     5.00
                                                      -----------       -----------       -----------          ----------

      Income (loss) from investment operations:

                Net investment loss                         (0.04)            (0.09)            (0.06)               0.00
                Net realized and
                     unrealized gain (loss)                  0.31              1.87              1.44                0.00
                                                      -----------       -----------       -----------          ----------
      Total from investment operations                       0.27              1.78              1.38                0.00
                                                      -----------       -----------       -----------          ----------

      Less distributions to shareholders:
           Net investment income                             0.00              0.00              0.00                0.00
           Net realized gains                               (0.42)            (0.30)             0.00                0.00
                                                      -----------       -----------       -----------          ----------
      Total Distributions                                   (0.42)            (0.30)             0.00                0.00
                                                      -----------       -----------       -----------          ----------

      Net asset value, end of period                  $      7.71       $      7.86       $      6.38          $    5.00
                                                      ===========       ===========       ===========          ==========

TOTAL RETURN [1]                                              3.9%             28.7%             27.6%                0.0%

RATIOS & SUPPLEMENTAL DATA

      Net assets, end of period                       $37,953,000       $24,773,145       $13,932,016          $9,071,605
      Ratios to average net assets: [2]
           Expenses after waivers
                and reimbursements                           1.90%             1.90%             1.54%               0.00%
           Expenses before waivers
                and reimbursements                           2.29%             2.36%             1.54%               0.00%
           Net investment loss after waivers
                and reimbursements                          (1.04%)           (1.25%)           (1.20%)              0.00%

      Portfolio turnover rate [2]                            75.6%             86.7%            117.0%                0.0%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
*  June 22, 1998 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)



1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Social Responsibility Portfolio, and the Aggressive Growth Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. The Fund is authorized to issue 1,000,000,000 shares.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Micro-Cap Limited Portfolio was closed to new investors on August 22, 2000; it reopened for one day on December 28, 2000 and will close to all new investments when net assets are above $55 million.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant  Accounting  Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 2.87% times the difference in cumulative total return between the Portfolio and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the Accounting fees expense category of the financial statements.

       The Adviser has agreed to reimburse the Micro-Cap Limited Portfolio for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $52,500 of the management fees for the six months ended December 31, 2000.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $10,380,197 and $9,505,112, respectively for the six months ended December 31, 2000.

7.     Federal Income Taxes:

       During the six months ended December 31, 2000, the Fund paid a short-term capital gain distribution of $0.13494 and a long-term capital gain distribution of $0.28351 per share to shareholders of record.